-------------------------------------------------------------------------------
A registration statement has been filed with the Securities and Exchange Commission in connection with the Exchange Offer and Consent Solicitation. The completion of the Exchange Offer and Consent Solicitation is dependant upon the registration statement becoming effective.
-------------------------------------------------------------------------------


                             AVIATION SALES COMPANY

                       CONSENT AND LETTER OF TRANSMITTAL

                 TO EXCHANGE AND TO GIVE CONSENT IN RESPECT OF
                   8-1/8% SENIOR SUBORDINATED NOTES DUE 2008
                           (CUSIP No.:  053672-AA-9)

-------------------------------------------------------------------------------
THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME ON ____________, 2001, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF OLD NOTES MUST VALIDLY DELIVER THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE EXCHANGE OFFER CONSIDERATION AND AUTOMATICALLY CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE. CONSENTS MAY BE REVOKED AND OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
-------------------------------------------------------------------------------

     The Exchange Agent for the Exchange Offer and Consent Solicitation is:

                         _____________________________

By Registered or Certified Mail:             By Hand or Overnight Delivery:

___________________________________          ______________________________________
___________________________________          ______________________________________
___________________________________          ______________________________________
___________________________________          ______________________________________
Attention: ________________________          Attention: ___________________________


                           By Facsimile Transmission:
                        (for Eligible Institutions Only)

                To Confirm By Telephone or For Information Call:


         (toll-free) or _________________ (collect) __________________


     DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.


     The instructions contained herein and in the prospectus and consent solicitation dated ___________, 2001, (as it may be amended and supplemented from time to time the "prospectus") should be read carefully before this consent and letter of transmittal is completed.

     HOLDERS WHO DESIRE TO EXCHANGE THEIR 8-1/8% SENIOR SUBORDINATED NOTES DUE DECEMBER 2008 (THE "OLD NOTES") PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION AND RECEIVE THE EXCHANGE OFFER CONSIDERATION ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE WITH RESPECT TO SUCH OLD NOTES. THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL CONSTITUTES A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH OLD NOTES.

     HOLDERS MAY NOT DELIVER CONSENTS WITHOUT EXCHANGING OLD NOTES.

     THE EXCHANGE OFFER AND CONSENT SOLICITATION IS MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE PROSPECTUS AND HEREIN. HOLDERS SHOULD CAREFULLY REVIEW THE INFORMATION SET FORTH THEREIN AND HEREIN.

     This consent and letter of transmittal is to be used by holders if: (i) certificates representing old notes are to be physically delivered to the exchange agent herewith by such holders, (ii) the exchange of old notes is to be made by book-entry transfer to the exchange agent's account at The Depositary Trust Company ("DTC") pursuant to the procedures set forth in the prospectus under the caption "The Exchange Offer and Consent Solicitation - Exchange of old notes held through DTC," by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of old notes, unless an agent's message is delivered in connection with such book-entry transfer, or (iii) the exchange of old notes is to be made according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer and Consent Solicitation - Guaranteed delivery." Delivery of documents to DTC does not constitute delivery to the exchange agent.

     The undersigned has completed, executed and delivered this consent and letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer and consent solicitation.

     The instructions included with this consent and letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus, this consent and letter of transmittal and the notice of guaranteed delivery should be directed to _______________________, the exchange agent for the exchange offer and consent solicitation, or ________________________, the information agent, in each case at the address and telephone number set forth on the inside back cover page of this consent and letter of transmittal. See Instruction 13 below.

     Holders that are exchanging by book-entry transfer to the exchange agent's account at DTC can execute the exchange through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the exchange offer and consent solicitation must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an agent's message to the exchange agent for its acceptance. DTC participants may also accept the exchange offer and consent solicitation by submitting a notice of guaranteed delivery through ATOP.

     If a holder desires to exchange old notes pursuant to the exchange offer and consent solicitation and: (i) certificates representing such old notes are not immediately available, (ii) time will not permit such holder's consent and letter of transmittal, certificates representing such old notes and all other required documents to reach the exchange agent on or prior to the expiration date or (iii) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, such holder may nevertheless exchange such old notes with the effect that such exchange will be deemed to have been received on or prior to the expiration date. Holders may effect such an exchange of old notes in accordance with the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer and Consent Solicitation - Guaranteed delivery." See Instruction 2 below.

     In the event that the exchange offer and consent solicitation is withdrawn or otherwise not completed, the exchange offer consideration will not be paid or become payable to holders of old notes who have validly exchanged their old notes in connection with the exchange offer and consent solicitation and any such old notes will be returned to the exchanging holder.

     The exchange offer and consent solicitation is not being made to (nor will tenders of old notes be accepted from or on behalf of) holders in any jurisdiction in which the making or acceptance of the exchange offer and/or consent solicitation would not be in compliance with the laws of that jurisdiction.

-----------------------------------------------------------------------------
                              Tender of Old Notes
-----------------------------------------------------------------------------

[ ] Check here if tendered old notes or other required documents are being delivered by book-entry transfer made to the account maintained by the exchange agent with DTC and complete the following:

     Name of Tendering Institution:
                                   ------------------------------------------
     Account Number:
                     --------------------------------------------------------
     Transaction Code Number:
                              -----------------------------------------------
-----------------------------------------------------------------------------

     Upon the terms and subject to the conditions of the exchange offer described in this consent and letter of transmittal and the accompanying prospectus, you can choose to exchange your old notes under either of the following options (the "exchange offer consideration"):

 .    $303 in cash for each $1,000 principal amount of outstanding old notes, up to an aggregate maximum of $10 million in cash for $33 million in principal amount of old notes or

 .    $757.58 principal amount of 8% senior subordinated convertible notes due
     2006 (the "new notes"), 34.12 shares of our post-reverse split common stock and warrants to purchase 22.75 shares of our post-reverse split common stock for each $1,000 principal amount of outstanding old notes.

     If less than all of the outstanding old notes are exchanged, then the $10 million in cash available will be reduced $303 for every $1,000 principal amount of old notes not exchanged.

     Up to $10 million in cash will be exchanged for $33 million principal amount of old notes. If more than $33 million principal amount of old notes is tendered for cash, each additional $1,000 principal amount of old notes tendered will be exchanged for the combination of $757.58 of principal amount of new notes, 34.12 shares of our post-reverse split common stock and warrants to purchase 22.75 shares of our post-reverse split common stock. We will distribute the $10 million in cash so that everyone who tenders old notes under this option will receive cash, new notes, stocks and warrants in the same proportions as everyone else who tenders old notes under this option.

     Up to $100 million principal amount of new notes, up to 4,504,595 shares of our post-reverse split common stock and warrants to purchase up to 3,003,063 shares of our post-reverse split common stock will be exchanged for $132 million in principal amount of old notes. If more than $132 million principal amount of old notes are tendered under this option, every additional $1,000 principal amount tendered will be exchanged for $303 in cash. We will distribute the new notes, common stock and warrants so that everyone who tenders under this option will receive new notes, common stock, warrants and cash in the same proportions as everyone else who tenders old notes under this option.

     You do not have to choose the same option for all the old notes that you
tender.   You do not have to tender all of the old notes to participate in this exchange offer and consent solicitation. However, this exchange offer and consent solicitation is conditioned on us receiving valid tenders of at least $132 million in aggregate principal amount of old notes. You may withdraw your tender of old notes or change your choice of consideration options at any time before the expiration of this exchange offer and consent solicitation.

     List below the old notes to which this consent and letter of transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this consent and letter of transmittal.

      All exchanging holders of old notes should complete the boxes below

                                         Description of old notes
----------------------------------------------------------------------------------------------------------
Item 1.  Name(s) and address(es) of registered           Certificate      Aggregate        Principal Amount
Holder(s) of old notes or name of DTC participant       Number(s)/1/      Principal        Tendered and as
and DTC participant's DTC account number in which                          Amount        to which Consents
the old notes are held.  (Please fill in blank)                         Represented/2/      are Given/3/
----------------------------------------------------------------------------------------------------------
                                                                         $               $
Names (Please Print)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

Address
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

City, State and Zip Code
----------------------------------------------------------------------------------------------------------
                                                        $                $               $
Total principal amount of old notes exchanged
----------------------------------------------------------------------------------------------------------
1  Need not be completed by holders of old notes exchanging by book-entry transfer.
2  Unless otherwise indicated in the column labeled "Principal Amount Tendered and as to which Consents
   Are Given" and subject to the terms and conditions set forth in the prospectus, a holder will be deemed to have tendered the entire aggregate amount indicated in the column labeled "Aggregate Principal Amount
   Represented."
3  For a valid tender, consent must be given for all old notes tendered.  If no entry is made in this box, consents will be deemed to be given for all old notes tendered on or before the exchange offer expiration date.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                             Election as to form of exchange offer consideration
                                      for holders exchanging old notes
----------------------------------------------------------------------------------------------------------------
Item  2.     Special Issuance/Special Delivery Instructions.

[  ]  Mark this box if, in the event that your old notes are not accepted for exchange, they should be returned to an account other than the account for which they were tendered.  (Complete the "Special Payment/Delivery
      Instructions" below.)

[  ]   Mark this box if you want to provide special delivery instructions for the exchange consideration to which you may be entitled.  (Complete the "Special Payment/Delivery Instructions" below.)

Item 3.  Election as to form of consideration.

If you are accepting the exchange offer, you may elect to receive either $303 in cash, or $757.58 in principal amount of new notes for each $1,000 principal amount of old notes you hold (provided we are only offering to exchange a maximum of $33.0 million aggregate principal amount of old notes for cash).

     A.  [ ]  Check this box if you want to exchange all of your old notes for $303 in cash for each $1,000 principal amount of old notes exchanged by you.  If more than $33 million principal amount of old notes are exchanged for cash, every additional $1,000 principal amount of old notes exchanged will be exchanged for the combination of $757.58 principal amount of new notes, 34.12 shares of post-reverse split common stock and warrants to purchase 22.75 shares of post-reverse split common stock.

     B.  [ ]  Check this box if you want to exchange all of your old notes in exchange for $757.58 principal amount of new notes, 34.12 shares of post-reverse split common stock and warrants to purchase 22.75 shares of post-reverse split common stock for each $1,000 principal amount of old notes exchanged by you.

     C.  [ ]  Check this box, and complete the remainder of this Item, if you hold more than $1,000 in aggregate principal amount of old notes and you wish to make a mixed election as to form of consideration.

              (1)_______________  Indicate the principal amount of your old notes for which you elect to receive only $303 in cash.

              (2)_______________  Indicate the principal amount of your old notes for which you elect to receive only new notes, common stock and warrants.

              (3)_______________  Total principal amount for which you are making this mixed election.
              (This amount is the total of Items 3C(1) and 3C(2) above and must be equal to the total principal amount of the registered holder's old notes being tendered as indicated in
              Item 1 above.
---------------------------------------------------------------------------------------------------------------

The names and addresses of the holders of old notes should be printed, if not already printed above, exactly as they appear on the certificates representing old notes that are being exchanged.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By the execution hereof, the undersigned acknowledges receipt of the prospectus and consent solicitation, dated September ___, 2001, (as it may be amended or supplemented from time to time, the "prospectus"), of Aviation Sales Company, a Delaware corporation, and this consent and letter of transmittal and instructions hereto (the "consent and letter of transmittal" and, together with the prospectus, the "exchange offer"), which together constitute: (i) our offer to exchange any and all of our $165,000,000 aggregate principal amount of our old notes, upon the terms and subject to the conditions set forth in the prospectus, and (ii) our solicitation (the "solicitation") of consents (the "consents") from each holder (each a "holder" and, collectively, the "holders") to certain proposed amendments (the "proposed amendments") to the indenture dated as of _________________, (the "indenture"), among us, certain of its subsidiaries as guarantors and ________________________ (the "trustee"), pursuant to which the old notes were issued. The proposed amendments will be set forth in a supplemental indenture to the indenture (the "supplemental indenture") which will be executed and delivered by us the trustee and the other parties to the indenture.

     Upon the terms and subject to the conditions of the exchange offer and consent solicitation, the undersigned hereby tenders to us the aggregate principal amount of old notes indicated above and consents to the proposed amendments.

     Subject to, and effective upon, the acceptance for exchange of, and payment of the exchange offer consideration for, the principal amount of old notes exchanged with this consent and letter of transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Aviation Sales Company, all right, title and interest in and to the old notes that are being exchanged hereby, waives any and all other rights with respect to the old notes (including without limitation, any existing or past defaults and their consequences in respect of the old notes and the indenture under which the old notes were issued) and releases and discharges us from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the old notes, including without limitation any claims that the undersigned is entitled to receive principal or interest payments with respect to the old notes or to participate in any redemption or defeasance of the old notes, and also consents to the proposed amendments (as defined in the prospectus). The undersigned hereby irrevocably constitutes and appoints the exchange agent true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Aviation Sales Company) with respect to such old notes, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to: (i) present such old notes and all evidences of transfer and authenticity to, or transfer ownership of, such old notes on the account books maintained by the DTC to, or upon the order of, the Aviation Sales Company, (ii) present such old notes for transfer of ownership on the books of the Aviation Sales Company,
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such old notes and (iv) deliver to Aviation Sales Company and the trustee this consent and letter of transmittal on or prior to the expiration date as evidence of the undersigned's consent to the proposed amendments, and as certification that validly exchanged and not revoked consents from holders of not less than $132 million in aggregate principal amount of old notes (the "requisite consents") to the proposed amendments, duly executed by holders of such old notes, have been received, all in accordance with the terms and conditions of the exchange offer and the consent solicitation as described in the prospectus. Execution and delivery of this consent and letter of transmittal on or prior to the expiration date will also be deemed to constitute a consent to the proposed amendments.

     The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written consent, with respect to the old notes exchanged hereby, to the proposed amendment as permitted by article nine of the indenture if this consent and letter of transmittal is executed and delivered on or prior to the expiration date. The undersigned understands that the consent provided hereby shall remain in full force and effect until such consent is revoked in accordance with the procedures set forth in the prospectus and this consent and letter of transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the indenture, which are hereby waived. Delivery on or prior to the expiration date of this consent and letter of transmittal constitutes delivery by the undersigned to Aviation Sales Company and the trustee pursuant to article nine of the indenture.

     The undersigned understands that consents may not be revoked after the expiration date. Although the supplemental indenture will be executed by us and the trustee promptly after the expiration date if the requisite consents have been obtained, the proposed amendments will not become operative until we accept for payment old notes tendered in the exchange offer, which is expected to occur, subject to all conditions to the exchange offer having been satisfied or waived, promptly after the expiration date.

     The undersigned understands that tenders of old notes and the deliveries of the related consents may be withdrawn or revoked by written notice of withdrawal or revocation, or a properly transmitted request message through ATOP received by the exchange agent at any time on or prior to the expiration date. Holders may not deliver consents without exchanging their old notes in the exchange offer. Holders may not withdraw previously exchanged old notes on or prior to the expiration date without revoking the previously delivered consents to which such tender relates. Holders may revoke consents on or prior to the expiration date, but a valid revocation will render an exchange of the holder's old notes defective. Unless we waive such defect (or unless the old notes are withdrawn and properly re-exchanged), the exchanging holder will not be eligible to receive the exchange offer consideration with respect to those old notes.

     In the event the exchange offer and consent solicitation is terminated, old notes exchanged prior to such termination will be returned to the exchanging holder promptly. If we make a material adverse change in the terms of the exchange offer or waive a material condition of the exchange offer, we will disseminate additional exchange offer materials in respect of the exchange offer and will extend the exchange offer to the extent required by law. If the consideration to be paid in the exchange offer is increased or decreased or the principal amount of the old notes subject to the exchange offer is decreased, the exchange offer will remain open at least ten business days from the date we first give notice to holders, by public announcement or otherwise, of such decrease. If the consent solicitation is amended in a manner determined by us, in our sole discretion, to constitute a material adverse change to the holders, we will promptly disclose such amendment and, if necessary, extend the consent solicitation for a period deemed by us to be adequate to permit holders of the old notes to withdraw their old notes and revoke their consents. In addition, we may, if we deem appropriate, extend the consent solicitation for any other reason. The undersigned understands that, in order to be valid, a notice of revocation of consent must contain the name of the person who delivered the consent and the description of the old notes to which the consent relates, the certificate number or numbers of such old notes (unless such old notes were exchanged by book-entry transfer) and the aggregate principal amount represented by the old notes, be signed by the holder thereof in the same manner as the original signature on this consent and letter of transmittal (including any required signature guarantee) or be accompanied by evidence satisfactory to us and the exchange agent that the person revoking the consent has the legal authority to withdraw such consent on behalf of the holder and be received by the exchange agent, at its address set forth on the first page of this consent and letter of transmittal, prior to the expiration date. A purported notice of revocation that lacks any of the required information or which is dispatched to an improper address will not validly revoke a consent previously given.

     Any withdrawal of previously exchanged old notes in any way other than in accordance with the provisions described herein and in the prospectus will not constitute a valid revocation of such holder's consent. Any old notes validly exchanged and consents validly delivered and not withdrawn or revoked prior to the expiration date may not be withdrawn or revoked after the expiration date.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the old notes exchanged hereby and the consents contained herein, and that if and when such old notes are accepted for payment by us, we will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or us to be necessary or desirable to complete the sale, assignment and transfer of the old notes exchanged hereby, to perfect the undersigned's consent to the proposed amendments and to complete the execution of the supplemental indenture providing for such proposed amendment.

     The undersigned understands that tenders of old notes pursuant to any of the procedures described in the prospectus and in the instructions hereto and acceptance for payment thereof by us will constitute a binding agreement between the undersigned and us, upon the terms and subject to the conditions of the exchange offer and the consent solicitation.

     For purposes of the exchange offer, the undersigned understands that we will be deemed to have accepted for payment validly tendered (or defectively tendered old notes with respect to which we have or have caused to be waived defect) old notes if, as and when we give oral or written notice thereof to the exchange agent. For purposes of the consent solicitation, consents received by the exchange agent will be deemed to have been accepted if, as and when we give written notice to the trustee of the receipt by the exchange agent of the requisite consents and the supplemental indenture is executed.

     The undersigned will, upon request, execute and deliver any additional documents deemed by us to be necessary or desirable to complete the sale, assignment and transfer of the old notes tendered hereby.

     The undersigned hereby represents and warrants that the undersigned is relying on the information contained in the accompanying prospectus and consent solicitation in making its investment decision with respect to the exchange offer and consent solicitation. The undersigned further acknowledges that neither we nor any person representing us has made any representation to it with respect to us, the exchange offer and consent solicitation or the issuance of the exchange consideration, other than the information contained in this prospectus and consent solicitation.

     The undersigned understands that our obligation to accept for payment, and to pay for, old notes validly exchanged pursuant to the exchange offer is conditioned upon the satisfaction of the conditions described under "The Exchange Offer and Consent Solicitation - Conditions to the exchange offer and consent solicitation," in the prospectus. Any old notes not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred by this consent and letter of transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this consent and letter of transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of the old notes is not effective, and the risk of loss of the old notes does not pass to the exchange agent, until receipt by the exchange agent, whether through DTC's ATOP procedures for transfer or otherwise, of this consent and letter of transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to us, or receipt of an agent's message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of exchanges and withdrawals of old notes and deliveries and revocations of consents will be determined by us, in our sole discretion, which determination shall be final and binding.

     Unless otherwise indicated under "Special Payment Instructions" below, please issue a check from the exchange agent for any old notes exchanged hereby that are tendered for the limited cash option, and/or return any certificates representing old notes not exchanged or not accepted for payment, in the name(s) of the holder(s) appearing under "Description of Old Notes." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the exchange consideration, and/or return any certificates representing old notes not exchanged or not accepted for payment (and any accompanying documents, as appropriate), to the person or persons so indicated. In the case of a book-entry delivery of old notes, please credit the account maintained at DTC with any old notes not exchanged or not accepted for payment. The undersigned recognizes that Aviation Sales does not have any obligation pursuant to the Special Payment Instructions to transfer any old notes from the name of the holder thereof if Aviation Sales does not accept for payment any of the old notes so exchanged.


---------------------------------------------------------------------------------------------
      SPECIAL PAYMENT INSTRUCTIONS                      SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 5, 6, 7 and 8)                  (See Instructions 5, 6, 7 and 8)

 To be completed ONLY if certificates for       To be completed ONLY if the exchange offer
 old notes in a principal amount not            consideration is to be sent to someone other
 accepted for exchange are to be issued         than the person or persons whose
 in the name of, or are to be issued to         signature(s) appear(s) within this consent
 the order of, someone other than the           and letter of transmittal to an address
 person or persons whose signature(s)           different from that shown in the box
 appear(s) within this consent and              entitled "Description of old notes" within
 letter of transmittal or issued to an          this consent and letter of transmittal.
 address different from that shown in
 the box entitled "Description of old
 notes" within this consent and letter
 of transmittal, or if old notes
 exchanged by book-entry transfer that
 are not accepted for purchase are to be
 credited to an account maintained at
 DTC other than the one designated above.

 Issue:   old notes                             Deliver exchange offer consideration as
                                                follows:
 Pay to the order of:

 Name:                                          Name:
      ------------------------------------            ---------------------------------------
               (Please Print)                                     (Please Print)

 Send Payment to:

 Address:                                       Address:
         ---------------------------------               ------------------------------------
               (Please Print)                                     (Please Print)

------------------------------------------      ---------------------------------------------
                (Zip Code)                                          (Zip Code)

------------------------------------------      ---------------------------------------------
(Taxpayer Identification or Social Security      (Taxpayer Identification or Social Security
                 Number)                                           Number)
    (See Substitute Form W-9 herein)                  (See Substitute Form W-9 herein)

Credit unpurchased old notes by book-entry to the account maintained at DTC set forth below.

DTC Account Number

-------------------------------------------

Number of Account Party

-------------------------------------------

Dated:
       ------------------------------------
---------------------------------------------------------------------------------------------

                               PLEASE SIGN HERE
           (To be completed by all tendering and consenting holders)

     The completion, execution and delivery of this consent and letter of transmittal on or prior to the expiration date will be deemed to constitute a consent to the proposed amendments.

     This consent and letter of transmittal must be signed by the registered holder(s) of old notes exactly as their name(s) appear(s) on certificate(s) for old notes or, if tendered by book-entry transfer by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of old notes, or by person(s) authorized to become registered holder(s) by endorsements on certificates for old notes or by bond powers transmitted with this consent and letter of transmittal. Endorsements on old notes and signatures on bond powers by registered holders not executing this consent and letter of transmittal must be guaranteed by a medallion signature guarantor. (See Instructions 1 and 6 below). If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to us of such person's authority to do so. See Instruction 6 below.

     If the signature appearing below is not of the registered holder(s) of the old notes, then the registered holder(s) must sign a valid proxy. (See Instructions 3 and 6 below)

X
 ------------------------------------------------------------------------------

X
 ------------------------------------------------------------------------------
              (Signature(s) of Holder(s) or Authorized Signatory)

Dated:
      -------------------------------------------------------------------------

Name (s):
         ----------------------------------------------------------------------
                                (Please Print)

Capacity:
         ----------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                              (including Zip Code)

Area Code and Telephone Number:
                               ------------------------------------------------

Tax Identification or Social Security No.
                                          -------------------------------------

                  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
-------------------------------------------------------------------------------

             SIGNATURE GUARANTEE (See Instructions 1 and 6 below)
   Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

-------------------------------------------------------------------------------
        (Name of Medallion Signature Guarantor Guaranteeing Signature)

-------------------------------------------------------------------------------
   (Address (including zip code) and Telephone Number (including area code)
                                   of Firm)

-------------------------------------------------------------------------------
                            (Authorized Signature)

-------------------------------------------------------------------------------
                                (Printed Name)

-------------------------------------------------------------------------------
                                    (Title)


Date:
       ------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                 INSTRUCTIONS

      Forming Part of the Terms and Conditions of the Exchange Offer and
                             Consent Solicitation

     1. Guarantee of Signatures. Signatures on this consent and letter of transmittal must be guaranteed by a Medallion Signature Guarantor unless the old notes tendered thereby are tendered by a registered holder of old notes (or by a participant in DTC whose name appears on a security position listing as the owner of such old notes) who has not completed any of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" in this consent and letter of transmittal, or for the account of member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "eligible institution"). If the old notes are registered in the name of a person other than the signer of the consent and letter of transmittal or if old notes not accepted for payment or not exchanged are to be returned to a person other than the registered holder, then the signature on this consent and letter of transmittal accompanying the tendered old notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 6.

     2. Requirements of Tender. This consent and letter of transmittal must be completed by holders of old notes if certificates representing such old notes are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the prospectus and consent solicitation under the caption "The Exchange Offer and Consent Solicitation - Procedures for exchanging old notes and delivering consents." For a holder to properly tender old notes and consent pursuant to the exchange offer and the consent solicitation, this properly completed and duly executed consent and letter of transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the exchange agent at its address set forth herein on or prior to the expiration date, and either (i) certificates representing such old notes must be received by the exchange agent at its address or (ii) such old notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus and consent solicitation under the caption "The Exchange Offer and Consent Solicitation - Procedures for exchanging old notes and delivering consents," and a book-entry confirmation must be received by the exchange agent, on or prior to the expiration date. A holder who desires to exchange old notes and who cannot comply with procedures set forth herein for exchange on a timely basis or whose old notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

     If a holder desires to exchange old notes pursuant to the exchange offer and consent solicitation and: (i) certificates representing such old notes are not immediately available, (ii) time will not permit such holder's consent and letter of transmittal, certificates representing such old notes and all other required documents to reach the exchange agent on or prior to the expiration date or (iii) the procedures for book-entry transfer cannot be completed on or prior to the expiration date, such holder may nevertheless exchange such old notes with the effect that such exchange will be deemed to have been received on or prior to the expiration date if the procedures set forth in the prospectus and consent solicitation under the caption "The Exchange Offer and Consent Solicitation - Procedures for exchanging old notes and delivering consent" are followed. Pursuant to such procedures: (i) the tender must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by us herewith, or an agent's message with respect to a guaranteed delivery that is accepted by us, must be received by the exchange agent on or prior to the expiration date and (iii) the certificates for the tendered old notes in proper form for transfer (or a book-entry confirmation of the transfer of such old notes into the exchange agent's account at DTC as described in the prospectus and consent solicitation), together with this consent and letter of transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the consent and letter of transmittal or a properly transmitted agent's message, must be received by the exchange agent within two business days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this consent and letter of transmittal, the old notes and all other required documents, including delivery through DTC and acceptance of an agent's message transmitted through

ATOP, is at the election and risk of the exchanging holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the exchange agent.

     This consent and letter of transmittal and the old notes should be sent only to the exchange agent, not to Aviation Sales, the information agent, the dealer manager or the trustee. Delivery of documents to DTC does not constitute delivery to the exchange agent.

      No alternative, conditional or contingent exchanges shall be accepted. All exchanging holders, by execution of this consent and letter of transmittal (or a manually signed facsimile thereof) waive any right to receive any notice of the acceptance of their old notes for payment or the effectiveness of the proposed amendments.

     3. Consents to Proposed Amendments. Holders who exchange old notes pursuant to the exchange offer and consent solicitation will automatically consent to the proposed amendments. A holder may not consent to the proposed amendments without exchanging the old notes related thereto.

     4. Withdrawal of Tenders and Revocation of Consents. Tenders of old notes may be withdrawn at any time prior to the expiration date but not thereafter. A valid withdrawal of exchanged old notes made on or prior to the expiration date will constitute a concurrent valid revocation of such holder's related consent. Consents may be revoked at any time prior to the expiration date but not thereafter. Valid revocation of consents will render an exchange of old notes defective, and, unless we waive such defect (or unless the old notes are withdrawn and re-exchanged), the exchanging holder will not be eligible to receive the exchange offer consideration with respect to the old notes. Exchanges of old notes may be validly withdrawn if the exchange offer is terminated without any old notes being exchanged thereunder. In the event of a termination of the exchange offer, the old notes exchanged pursuant to the exchange offer will be promptly returned to the exchanging holder, the proposed amendments will not become operative and the consents will be deemed revoked. If the consent solicitation is amended on or prior to the expiration date in a manner determined by us to constitute a material adverse change to the holders, we will promptly disclose such amendment and, if necessary, extend the consent solicitation for a period deemed by us to be adequate to permit holders to withdraw their old notes and revoke their consents. In addition, we may extend the consent solicitation for any other reason. If we make a material change in the terms of the exchange offer or the information concerning the exchange offer or waive a material condition of the exchange offer, we will disseminate additional exchange offer materials and extend such exchange offer to the extent required by law. If the exchange offer consideration is decreased, the exchange offer will remain open at least ten business days from the date we first give notice to holders, by public announcement or otherwise, of such decrease. In addition, we may, if we deem appropriate, extend the exchange offer for any other reason.

     For a withdrawal of tendered old notes or the revocation of consents, as the case may be, to be effective, a written or facsimile transmission notice of withdrawal or revocation, or a properly transmitted "Request Message" through ATOP, must be received by the exchange agent on or prior to the expiration date at its address set forth on the cover of this consent and letter of transmittal. Any such notice of withdrawal must: (i) specify the name of the person who exchanged the old notes to be withdrawn or to which the revocation of consents relates, (ii) contain the description of the old notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such old notes (unless such old notes were exchanged by book-entry transfer) and the aggregate principal amount represented by such old notes and
(iii) (other than a notice transmitted through ATOP) be signed by the holder of such old notes in the same manner as the original signature on the consent and letter of transmittal by which such old notes were exchanged (including any required signature guarantees) or the related consent was given, or be accompanied by (x) documents of transfer sufficient to have the trustee register the transfer of the old notes into the name of the person withdrawing such old notes and/or revoking such consent, (including, in the case of old notes exchanged by book-entry transfer, the account at DTC to which such withdrawn old notes should be credited) and (y) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder. If the old notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

     Any valid revocation of consents will automatically render the prior exchange of the old notes to which such consents relate defective and we will have the right, which we may waive, to reject such tender as invalid.

     Any permitted withdrawal of old notes and revocation of consents may not be rescinded. Any old notes properly withdrawn will thereafter be deemed not validly tendered and any consents revoked will be deemed not validly delivered for purposes of the exchange offer and consent solicitation, provided, however, that withdrawn old notes may be re-exchanged by again following one of the appropriate procedures described herein at any time on or prior to the expiration date.

     All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by us, in our sole discretion (whose determination shall be final and binding). None of Aviation Sales, the exchange agent, the dealer manager, the information agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal of exchanges, or revocation of consents or incur any liability for failure to give any such notification.

     5. Partial Tenders and Consents. Tenders of old notes pursuant to the exchange offer and consent solicitation (and the corresponding consents thereto pursuant to the consent solicitation) will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any old notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount exchanged in the last column of the box entitled "Description of old notes" herein. The entire principal amount represented by the certificates for all old notes delivered to the exchange agent will be deemed to have been exchanged and a related consent in respect thereof delivered unless otherwise indicated. If the entire principal amount of all old notes is not exchanged or not accepted for purchase, certificates for the principal amount of old notes not exchanged or not accepted for payment will be sent (or, if exchanged by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box in this consent and letter of transmittal (see Instruction 7) promptly after the old notes are accepted for purchase.

     6. Signatures on this Consent and Letter of Transmittal, Bond Powers and Endorsement Guarantee of Signatures. If this consent and letter of transmittal is signed by the registered holder(s) of certificated old notes tendered hereby or with respect to which consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this consent and letter of transmittal is signed by a participant in DTC whose name is shown as the owner of the old notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the old notes.

     IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF OLD NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION. IN ADDITION SUCH EXCHANGE MUST BE ACCOMPANIED BY A VALID CONSENT OR PROXY OF SUCH REGISTERED HOLDER(S), SINCE OLD NOTES MAY NOT BE EXCHANGED ON OR PRIOR TO THE EXPIRATION DATE WITHOUT A CONSENT TO THE PROPOSED AMENDMENTS AND ONLY REGISTERED HOLDER(S) ARE ENTITLED TO PROVIDE CONSENTS TO THE PROPOSED AMENDMENTS, SIGNATURES ON SUCH CONSENTS OR PROXY MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

     If any of the old notes exchanged hereby (and with respect to which consent is given) are registered in the name of two or more joint holders, all such holders must sign this consent and letter of transmittal. If any old notes exchanged hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this consent and letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     If this consent and letter of transmittal is signed by the registered holder, and the certificates for any principal amount of old notes not tendered or accepted for payment are to be issued (or if any principal amount of old notes that is not validly tendered or not accepted for payment is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the registered holder, and payments for the exchange offer consideration is to be made in connection with the exchange offer and consent solicitation are to be made or credited to the registered holder, then the registered holder need not endorse any certificates for tendered old notes, nor provide a separate bond power. In any other case (including if this consent and letter of transmittal is not signed by the registered holder), the registered holder of tendered old notes must either properly endorse the certificates for old notes tendered or transmit a separate properly completed bond power with this consent and letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such old notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of old notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

     If this consent and letter of transmittal or any certificates of old notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and the proper evidence satisfactory to us of their authority so to act, must be submitted with this consent and letter of transmittal.

     When this consent and letter of transmittal is signed by the registered holder(s) of the old notes listed and transmitted hereby, no endorsements of old notes or separate instruments of transfer are required unless payment is to be made, or old notes not validly tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the signatures on such old notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     Endorsements on certificates for old notes, signatures on bond powers and proxies provided in accordance with this Instruction 6 by registered holders not executing this consent and letter of transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

     7. Special Payment and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which old notes for principal amounts not tendered or not accepted for payment or checks constituting payments for the exchange offer consideration to be made in connection with the exchange offer and consent solicitation are to be issued or sent, if different from the name and address of the registered holder signing this consent and letter of transmittal. If old notes not validly tendered or not accepted for payment are to be credited to a different account at DTC, such special instructions must be indicated here and to DTC. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, old notes not tendered or not accepted for payment will be returned to the registered holder of the old notes exchanged. For holders of old notes tendered by book-entry transfer, old notes not tendered or not accepted for payment will be returned by crediting the account at DTC designated above.

     8. Taxpayer Identification Number. Each exchanging holder is required to provide the exchange agent with the holder's correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on Substitute Form W-9, which is provided following "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the exchange agent with either (i) the correct TIN and certificate of no loss of exemption from back up withholding or
(ii) other adequate basis for exemption may subject the exchanging holder to a $50 penalty fee and to 31% federal income tax backup withholding on the payments made to the holder or other payee pursuant to the exchange offer and consent solicitation. The box in Part 3 of the Substitute Form W-9 should be checked if the exchanging holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the exchange agent is not provided with a TIN within sixty days thereafter, the exchange agent will withhold 31% from any payments made with respect to the old notes to be purchased and remit such amounts to the Internal Revenue Service.

     9. Transfer Taxes. We will pay or cause to be paid all transfer taxes applicable to the purchase and transfer of old notes to it pursuant to the exchange offer and consent solicitation, except in the case of deliveries of certificates for old notes for principal amounts not exchanged or not accepted for payment that are registered or issued in the name of any person other than the registered holder of old notes tendered hereby, in which case the amount of any transfer taxes payable on account of the transfer of old notes to such other person will be deducted from the exchange offer consideration unless satisfactory evidence of the payment of such taxes, or exemption therefrom is submitted. Except as provided in this Instruction 9, it will not be necessary for transfer stamps to be affixed to the certificates listed in this consent and letter of transmittal.

     10. Irregularities. All questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance of any tendered old notes or delivery of consents or the withdrawal and revocation thereof pursuant to any of the procedures described above will be determined by us in our sole discretion (which determination shall be final and binding). We expressly reserve the absolute right, in our sole discretion, subject to applicable law, to reject any or all tenders of any old notes determined by us not to be in proper form or if the acceptance for payment of, or payment for, such old notes may, in the opinion of our counsel, be unlawful. We also reserve the absolute right, in our sole discretion, to waive any defect or irregularity with respect to any tender of old notes or delivery of consents of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. Our interpretation of the terms and conditions of the exchange offer and consent solicitation (including the consent and letter of transmittal and the Instructions thereto) will be final and binding. Any defect or irregularity in connection with exchanges of old notes or deliveries of consents must be cured within such time as we determine, unless waived by us and any such defective tenders or consents shall not be deemed to have been made until all defects or irregularities have been waived by us or cured. A defective tender (whose defect is not waived by us) will not constitute a valid consent. None of Aviation Sales, the exchange agent, the dealer manager, the information agent, the trustee or any other person will be under any duty to give notification of any defects or irregularities in exchanges or will incur any liability for failure to give any such notification. If we waive our right to reject a defective exchange of old notes, the holder will be entitled to the exchange offer consideration.

     11. Waiver of Conditions. We reserve the right, in our sole discretion to waive any and all conditions to the exchange offer or consent solicitation and to accept for payment any note exchanged pursuant to the exchange offer and consent solicitation. Subject to compliance with applicable securities laws and the terms set forth in the prospectus, and in this consent and letter of transmittal, we reserve the right to extend or terminate the exchange offer and the solicitation, or to otherwise amend the exchange offer and consent solicitation in any respect.

     12. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of old notes whose certificates for old notes have been mutilated, lost, stolen or destroyed should write to or telephone ____________________ whose address and telephone number appears below: Attention: ___________.

     13. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering old notes and consenting to the proposed amendments, requests for assistance or additional copies of the prospectus and consent solicitation and this consent and letter of transmittal may be directed to, and additional information about the exchange offer and consent solicitation may be obtained from, either the dealer manager or the information agent, whose addresses and telephone numbers appear below.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax laws, a holder whose exchanged old notes are accepted for payment is required to provide the exchange agent (as payer) with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the exchange agent is not provided with the TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to old notes purchased pursuant to the exchange offer and consent solicitation may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

     Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup-withholding requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the exchange agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the exchange agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign, exempt status. A Form W-8 can be obtained from the exchange agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the exchange agent is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional United States federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is provided to the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments made with respect to old notes purchased pursuant to the exchange offer and consent solicitation, the holder is required to provide the exchange agent with either: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (a) the holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding, or (ii) the holder establishes an adequate basis for exemption.

     A nonexempt holder may check the box in Part 3 of the attached Substitute Form W-9 if such holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If a nonexempt holder checks the box in Part 3, such holder must also complete the attached certificate of awaiting taxpayer identification number in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the exchange agent within sixty days, the exchange agent must backup withhold 31% of the payments made to such holder.

What Number to Give the Exchange Agent

     The holder is required to give the exchange agent the TIN (e.g., social security number or employer identification number) of the registered holder of the old notes. If the old notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

------------------------------------------------------------------------------------------------
                             PAYER'S  NAME:  AVIATION SALES COMPANY
------------------------------------------------------------------------------------------------
SUBSTITUTE                     Part 1 -- please provide your TIN
                               in the box at right and certify      ----------------------------
FORM  W - 9                    by signing and dating below.            Social Security Number

Department of the Treasury                                                      OR
Internal Revenue Service

Payer's Request for Taxpayer                                        ----------------------------
Identification Number                                                 Employer Identification
("TIN")                                                                       Number
                              ------------------------------------------------------------------

                               Part 2 -- Certification -- Under       Part 3 --
                               Penalties of Perjury, I certify
                               that:                                  Awaiting TIN         G

                               (1)  The number shown on this
                                    form is my correct Taxpayer
                                    Identification Number (or I am
                                    waiting for a number to be issued
                                    to me); and

                               (2)  I am not subject to backup
                                    withholding because: (a) I am
                                    exempt from back-up withholding,
                                    (b) I have not been notified by
                                    the Internal Revenue Service
                                    ("IRS") that I am subject to
                                    backup withholding as a result of
                                    failure to report all interest or
                                    dividends, or (c) the IRS has
                                    notified me that I am no longer
                                    subject to backup withholding.
------------------------------------------------------------------------------------------------
Certification Instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature: _____________________________________________
Date: _____________________
------------------------------------------------------------------------------------------------
                                                                             Part 4 -
                                                                   [  ]  Exempt from Backup
                                                                         Withholding
------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature: ________________________________________     Date: _________________

Name:______________________________________________
                 (Please Print)

-------------------------------------------------------------------------------

      The Exchange Agent for the Exchange Offer and Consent Solicitation:

                   __________________________________________


By Registered or Certified Mail:        By Hand or Overnight Delivery:

__________________________________      ______________________________________
__________________________________      ______________________________________
__________________________________      ______________________________________
__________________________________      ______________________________________
Attention: _______________________      Attention: ___________________________


                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                            ------------------------
                To Confirm By Telephone or For Information Call:
                           -------------------------

               (toll-free) or ________________________ (collect)


Any questions or requests for assistance or additional copies of the prospectus, this consent and letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone numbers and address listed below. A holder may also contact the dealer manager at its telephone number set forth below or such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the exchange offer and consent solicitation.

The Information Agent for the Exchange Offer and Consent Solicitation is:

                   _________________________________________
                   _________________________________________
                   _________________________________________
                   _________________________________________
                           Telephone: (____)___-____

     The Dealer Manager for the Exchange Offer and Consent Solicitation is:

                     HOULIHAN LOKEY HOWARD & ZUKIN CAPITAL
                          685 Third Avenue, 15th Floor
                         New York, New York 10017-4024
                      Telephone: (212) 497-4100 (collect)